(ICON)

Prudential
Natural
Resources
Fund, Inc.

SEMI
ANNUAL
REPORT

Nov. 30, 1999

(LOGO)

A Message from the Fund's President                             January 7, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The Prudential Natural Resources Fund's Class A shares rose 9.62% over the six-month reporting period ended November 30, 1999. The Fund significantly outperformed the 0.78% return for the Lipper Natural Resources Fund Average.

Throughout the period, the global economic recovery that began almost a year ago continued, particularly in Japan and Asia. These economic recoveries have helped commodity prices rally sharply, which benefited many base metal and energy stocks, helping the Fund outpace its competitive benchmark. Some holdings in the Prudential Natural Resources Fund that benefited from the favorable commodity market were our selection of oil stocks and our platinum and palladium stocks. These natural resources sectors also experienced broad-based price increases.

Sector investing may enhance the performance of a diversified portfolio, but it should be part of a broader asset allocation strategy. Prudential recommends that shareholders consult with their financial advisors periodically to review their allocations.

In the following report, Portfolio Manager Leigh Goehring explains why the Prudential Natural Resources Fund performed so well, why the prospects for its future are bright, and why it may be an important part of an investor's portfolio. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Natural Resources Fund, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Leigh R. Goehring
Fund Manager

Investment Goals and Style
Prudential Natural Resources Fund seeks long-term growth of capital by investing primarily in foreign and domestic companies that own, explore, mine, process or develop natural resources, or provide goods and services for those industries. These resources include precious metals, ferrous and nonferrous metals, strategic metals, hydrocarbons such as oil, gas and coal, and timberland. The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Precious metals
The Fund is heavily invested in the precious metal sector of the natural resources market, which performed exceptionally well over our six-month reporting period. Specifically, the Fund benefited greatly from our investment in stocks of companies in the world platinum market. Two of the three largest holdings in the Fund--Impala Platinum and Anglo American Platinum--are in this market. Each company posted healthy returns, and was a main contributor to the Fund's substantial outperformance over the Lipper Natural Resources Fund Average.

Prices of the stocks we held in palladium--another precious metal--also rose during our reporting period. Both platinum and palladium stocks benefited from the commodity price rally and the continued world economic recovery that took place during most of 1999.

Gold is back in favor
Global demand for gold remained high throughout our reporting period and, in fact, its consumption now exceeds its current production. There was a substantial rally in the price of gold in September 1999 that benefited the gold stocks the Fund held at that time. Moreover, we have concentrated the Fund's gold holdings on unhedged gold producers, which were the best-performing gold stocks in the big rally at the end of September. The price of this precious metal has finally started to show some renewed strength and promise after years of suffering, and we feel this could be the beginning of a prolonged growth cycle in gold stocks.

Energy's strong performance
We have turned more positive on the energy sector of the market since our last report. We rightly believed that significant increases in the price of oil would take place during the past six months. The Fund's energy holdings are concentrated in oil service companies and exploration and production stocks that performed very well in the rising oil price environment that, in fact, we had for most of our reporting period. Furthermore, the Fund benefited from the takeover of one of the largest positions in its portfolio--KN Energy--during the third quarter of 1999.

Forest products also helped
The stocks of companies we held in the forest products sector also bolstered the Fund's return. Specifically, we were invested in the Canadian company Macmillan Bloedel Ltd.--a fairly substantial holding for the Fund--which performed extremely well, especially at the beginning of our reporting period.

Looking Ahead
The start of something good
We think that many stocks that have begun to perform well in recent months, such as our platinum, palladium, gold, and energy stocks, are positioned for further healthy gains. We especially like, and are bullish on, energy, and now have more than a 40% weighting in the energy sectors of the market. We are expecting energy prices to remain strong in the year 2000 as world energy demands continue to recover from the Asian crisis of 1998. The Fund's energy holdings are concentrated in oil service and exploration and production stocks. These stocks should do well in the rising oil and gas price environment we foresee over the next six months.

Performance at a Glance

Cumulative Total Returns1                                 As of 11/30/99

                                     Six       One        Five      Ten       Since
                                    Months     Year       Years     Years    Inception2
Class A                             9.62%     29.16%      56.61%     N/A       80.43%
Class B                             9.18      28.23       50.89     71.21%     89.58
Class C                             9.18      28.23       50.89      N/A       39.88
Class Z                             9.81      29.33        N/A       N/A        3.65
Lipper Natural Resources Fd. Avg.3  0.84      17.24       37.43     85.16       ***

Average Annual Total Returns1                                As of 12/31/99

                              One       Five     Ten        Since
                              Year     Years    Years     Inception2
        Class A             22.71%     8.27%     N/A        5.62%
        Class B             23.23      8.43     5.53%       5.40
        Class C             25.95      8.36      N/A        6.30
        Class Z             29.33       N/A      N/A        1.12

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Natural Resources Fund category subset, which excludes all funds with a greater than 75% energy weighting. The Lipper average is unmanaged. Natural Resources funds invest more than 65% of their assets in natural resources stocks.

***Lipper Since Inception returns are 90.82% for Class A; 100.88% for Class B; 41.73% for Class C; and 0.69% for Class Z, based on all funds in each share class.
                                        1

Review Cont'd.
-------------------------------------------------------------------------------
We are also bullish on, and feel very positive about gold, and look for gold prices to trade at significantly higher levels over the next six months than they have done in the recent past. We plan to maintain our present weighting in gold stocks, and are concentrating on companies that are minimally hedged so that the Fund fully participates in any further rise in the price of gold. In addition, we remain extremely upbeat on platinum group metals, and we plan to maintain our positions in those holdings. Not only are the supply/demand trends for all platinum group metals extremely positive, but the stocks are still relatively cheap and offer tremendous upside capital gain potential.

         (CHART)

Major trends
- Prices rising to late 1990
- USSR collapse: Prices fall to 1993
- Supply absorbed: Price recovery to 1997
- Asian economic contraction: Prices fall to 1999
- Signs of another bottom: January 1999
- Not yet at pre-1997 levels

The Journal of Commerce Price Index: Metals is an index comprising the following subcomponents--scrap steel, copper scrap, aluminum, zinc, lead, and tin.

The chart does not reflect any performance of the Prudential Natural Resources Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Source: Prudential Investments and Haver Analytics Research

Five Largest Holdings
Expressed as a percentage of net assets as of 11/30/99
Impala Platinum Hldgs. Ltd.   8.8%
Precious Metals

Stillwater Mining Co.         7.4
Precious Metals

Rustenburg Platinum Hldgs.    5.6
Precious Metals

Newmont Mining Corp.          4.8
Precious Metals

Newfield Exploration          3.4
Oil Services

Portfolio Composition
Expressed as a percentage of net assets as of 11/30/99

Oil & Gas Exploration/Production   23.9%
Platinum                           14.4
Gold                               14.1
Metals--Nonferrous                 13.3
Oil & Gas Services                 12.1
Forest Products & Paper             5.6
Investment Companies                4.7
Miscellaneous                      11.6
Cash & Equivalents                  0.3

Portfolio of Investments as of                             PRUDENTIAL NATURAL
November 30, 1999 (Unaudited)                              RESOURCES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.7%
COMMON STOCKS--99.4%
------------------------------------------------------------
Australia--2.9%
  333,600   Acacia Resources Ltd.                   $   601,714
  322,700   Anaconda Nickel Ltd.(a)                     523,725
  251,301   Capral Aluminium Ltd.                       319,881
   88,550   Comalco Ltd.                                450,862
  102,800   Delta Gold NL                               171,419
   20,980   Zimbabwe Platinum Mines Ltd.(a)               9,347
                                                    -----------
                                                      2,076,948
------------------------------------------------------------
Canada--21.1%
   70,000   Agnico-Eagle Mines Ltd.                     520,014
   82,000   Alberta Energy Co., Ltd.                  2,392,130
   72,400   Anderson Exploration Ltd.(a)                805,536
  106,700   Arizona Star Resource Ltd.(a)                70,216
   84,100   Atna Resources Ltd.(a)                       32,522
  315,100   Beau Canada Exploration Ltd.(a)             344,173
  155,400   Big Bear Exploration Ltd.(a)                 13,705
  109,900   Black Hawk Mining, Inc.(a)                    4,846
   35,400   Cabre Exploration Ltd.(a)                   268,982
  106,000   Cambior, Inc.                               118,657
   44,500   Cameco Corp.                                671,727
   41,700   Canadian Natural Resources Ltd.(a)          943,484
   98,700   Crestar Energy, Inc.(a)                   1,252,164
   21,300   Francisco Gold Corp.(a)                      97,541
   96,100   Greenstone Resources Ltd.(a)                  7,172
  178,800   Iamgold - International African
               Mining Gold Corp.(a)                     406,364
   43,400   Inco Ltd.                                   797,475
   62,900   International Pursuit Corp.(a)                8,535
  264,100   Kinross Gold Corp.(a)                       546,476
  105,200   Meridian Gold, Inc.(a)                      653,039
   89,800   Northrock Resources Ltd.(a)                 496,520
   73,300   Placer Dome, Inc.                           832,954
  112,981   Ranger Oil Ltd.(a)                      $   375,581
  365,575   Repadre Capital Corp.(a)                    483,630
  139,500   Rio Alto Exploration Ltd.(a)              1,788,704
   32,860   Talisman Energy, Inc.                       839,360
   36,600   Timberwest Forest Ltd.(a)                   233,405
  207,800   Tiomin Resources, Inc.(a)                    77,537
  110,500   TVX Gold, Inc.                               95,957
                                                    -----------
                                                     15,178,406
------------------------------------------------------------
France--1.3%
   23,200   Bouygues S.A.                               899,297
------------------------------------------------------------
Japan--4.0%
   50,000   Globaly Corp.                               898,336
   47,000   Kobayashi Yoko Co., Ltd.                    641,402
  128,000   Nihon Unicom Corp.                        1,344,656
                                                    -----------
                                                      2,884,394
------------------------------------------------------------
New Zealand--0.3%
  595,588   Fletcher Challenge Ltd.                     218,593
------------------------------------------------------------
South Africa--17.9%
   19,776   Anglogold Ltd.                            1,008,326
  400,500   Avgold Ltd.(a)                              262,549
   29,000   Durban Roodepoort Deep Ltd.(a)               52,574
   34,076   Gold Fields Ltd. (ADR)(a)                   151,212
   83,600   Harmony Gold Mining Co., Ltd.(a)            541,275
   38,200   Harmony Gold Mining Co., Ltd. (ADR)         248,300
  173,500   Impala Platinum Holdings Ltd.             6,318,792
  119,100   Randgold & Exploration Co., Ltd.(a)         123,380
  134,700   Rustenburg Platinum Holdings(a)           4,033,587
   57,300   Western Areas Gold Mining Co., Ltd          146,543
                                                    -----------
                                                     12,886,538

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                             PRUDENTIAL NATURAL
November 30, 1999 (Unaudited)                              RESOURCES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United States--51.9%
  189,400   Apex Silver Mines Ltd.(a)               $ 2,249,125
   65,500   BJ Services Co.(a)                        2,284,312
   50,700   Boise Cascade Corp.                       1,755,488
   21,300   Brigham Exploration Co.(a)                   22,631
   22,650   Burlington Resources, Inc.                  761,606
   32,700   Champion International Corp.              1,812,806
   47,350   Cross Timbers Oil Co.                       482,378
   35,100   Devon Energy Corp.                        1,237,275
   89,822   Dynegy, Inc.                              2,020,995
  104,700   Freeport-McMoRan Copper & Gold Inc.,
               Class A(a)                             1,419,994
   22,400   FX Energy, Inc.(a)                          121,800
   63,000   Golden Star Resources Ltd.(a)                63,000
  183,100   Kaiser Aluminum Corp.                     1,213,038
  102,100   Kinder Morgan, Inc.                       2,073,906
   32,300   Marine Drilling Co., Inc.(a)                545,063
   69,600   Maverick Tube Corp.                       1,496,400
   29,900   Miller Exploration Co.(a)                    37,375
   94,100   Newfield Exploration Co.(a)               2,428,956
  147,211   Newmont Mining Corp.                      3,487,061
   31,600   Noble Affiliates, Inc.                      695,200
   47,100   Nuevo Energy Co.(a)                         727,106
   22,200   Pennaco Energy, Inc.                        213,675
   76,086   Pioneer Natural Resources Co.               632,465
   57,000   Smith International, Inc.(a)              2,272,875
  218,600   Stillwater Mining Co.(a)                  5,301,050
    8,500   Stolt Comex Seaway S.A.(a)                   99,875
   32,200   Swift Energy Co.(a)                         358,225
   67,200   Transcoastal Marine Services, Inc.(a)       220,500
  123,500   Western Gas Resources, Inc.               1,397,094
                                                    -----------
                                                     37,431,274
                                                    -----------
            Total common stocks
               (cost US$68,176,284)                  71,575,450
                                                    -----------
------------------------------------------------------------
WARRANTS
------------------------------------------------------------
Canada
  120,800   Kap Resources Ltd.,
               Expiring 8/3/00 @ CAD $2             $       820
South Africa
   19,342   Durban Roodepoort Deep Ltd.
               Expiring 6/30/02 @ ZAR $6,000        $     9,236
    9,998   Randfontein Estates Ltd.
               Expiring 7/1/02 @ ZAR $2,500               2,508
                                                    -----------
                                                         11,744
------------------------------------------------------------
United States
   75,000   Apex Silver Mines Ltd.
               Expiring 1/4/02                                0
                                                    -----------
            Total warrants
               (cost US$81,640)                          12,564
                                                    -----------
Principal Amount
(000)
CONVERTIBLE BONDS--0.3%
------------------------------------------------------------
United States
$     300   Randgold Finance BVI Ltd.,
               Sec'd. Gtd.,
               7.50%, 9/30/01
               (cost US$300,350)                        217,500
                                                    -----------
            Total long-term investments
               (cost US$68,558,274)                  71,805,514
                                                    -----------
Total Investments--99.7%
            (cost US$68,558,274; Note 4)            $71,805,514
            Other assets in excess of
               liabilities--0.3%                        215,016
                                                    -----------
            Net Assets--100%                        $72,020,530
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Portfolio of Investments as of November 30, 1999
(Unaudited)
------------------------------------------------------------

The industry classification of portfolio holdings shown as a percentage of net assets as of November 30, 1999 was as follows:

Oil & Gas Exploration/Production......................   23.9%
Platinum..............................................   14.4
Gold..................................................   14.1
Metals - Non Ferrous..................................   13.3
Oil & Gas Services....................................   12.1
Forest Products & Paper...............................    5.6
Investment Companies..................................    4.7
Pipelines.............................................    4.0
Silver................................................    3.1
Aluminum..............................................    1.7
Engineering & Construction............................    1.6
Oil & Gas Drilling....................................    0.8
Precious Metals.......................................    0.3
Mineral Resources.....................................    0.1
                                                        -----
                                                         99.7
Other assets in excess of liabilities                     0.3
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities                      PRUDENTIAL NATURAL
(Unaudited)                                              RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $68,558,274)................................................................         $71,805,514
Foreign currency, at value (cost $634,638)..............................................................             629,745
Cash....................................................................................................              31,304
Receivable for Fund shares sold.........................................................................              24,849
Dividends and interest receivable.......................................................................              17,245
Receivable for investments sold.........................................................................              14,487
Prepaid expenses and other assets.......................................................................               2,486
                                                                                                              -----------------
   Total assets.........................................................................................          72,525,630
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................             213,895
Accrued expenses........................................................................................             179,842
Management fee payable..................................................................................              46,490
Distribution fee payable................................................................................              44,248
Payable for investments purchased.......................................................................              20,625
                                                                                                              -----------------
   Total liabilities....................................................................................             505,100
                                                                                                              -----------------
Net Assets..............................................................................................         $72,020,530
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $    61,169
   Paid-in capital in excess of par.....................................................................          78,925,077
                                                                                                              -----------------
                                                                                                                  78,986,246
   Accumulated net investment loss......................................................................            (253,061)
   Accumulated net realized loss on investments.........................................................          (9,954,446)
   Net unrealized depreciation on investments and foreign currencies....................................           3,241,791
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................         $72,020,530
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($24,332,225 / 1,959,387 shares of common stock issued and outstanding)...........................              $12.42
   Maximum sales charge (5% of offering price)..........................................................                 .65
   Maximum offering price to public.....................................................................              $13.07
Class B:
   Net asset value, offering price and redemption price per share
      ($43,694,631 / 3,825,466 shares of common stock issued and outstanding)...........................              $11.42
Class C:
   Net asset value and redemption price per share
      ($1,734,755 / 151,879 shares of common stock issued and outstanding)..............................              $11.42
   Sales charge (1% of offering price)..................................................................                 .12
   Offering price to public.............................................................................              $11.54
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,258,919 / 180,180 shares of common stock issued and outstanding)..............................              $12.54

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                   November 30,
Net Investment Income Loss                             1999
Income
   Dividends (net of foreign withholding taxes
      of $13,489)...............................   $    515,631
   Interest.....................................         13,865
                                                   ------------
      Total income..............................        529,496
                                                   ------------
Expenses
   Management fee...............................        290,693
   Distribution fee--Class A....................         32,987
   Distribution fee--Class B....................        234,699
   Distribution fee--Class C....................          9,161
   Custodian's fees and expenses................         74,000
   Transfer agent's fees and expenses...........         70,000
   Reports to shareholders......................         18,000
   Audit fee and expenses.......................         16,000
   Directors' fees..............................         12,000
   Legal fees and expenses......................          4,000
   Miscellaneous................................             68
                                                   ------------
      Total expenses............................        761,608
                                                   ------------
Net investment loss.............................       (232,112)
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on:
   Investment transactions......................     (1,805,304)
   Foreign currency transactions................        (19,942)
                                                   ------------
                                                     (1,825,246)
                                                   ------------
Net change in unrealized appreciation on:
   Investments..................................      8,702,873
   Foreign currencies...........................          2,003
                                                   ------------
                                                      8,704,876
                                                   ------------
Net gain on investments and foreign
   currencies...................................      6,879,630
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................   $  6,647,518
                                                   ------------
                                                   ------------


PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                        Ended           Year Ended
Increase (Decrease) in              November 30,         May 31,
Net Assets                              1999               1999
Operations
   Net investment loss..........    $    (232,112)     $   (765,385)
   Net realized loss on
      investment and foreign
      currency transactions.....       (1,825,246)       (7,659,139)
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................        8,704,876         6,024,270
                                  -----------------    ------------
   Net increase (decrease) in
      net assets resulting from
      operations................        6,647,518        (2,400,254)
                                  -----------------    ------------
Distributions in excess of net
   realized gains (Note 1)
   Class A......................        --               (1,117,960)
   Class B......................        --               (2,576,494)
   Class C......................        --                  (80,678)
   Class Z......................        --                  (59,197)
                                  -----------------    ------------
                                        --               (3,834,329)
                                  -----------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold....       12,051,398        24,126,685
   Net asset value of shares
      issued in reinvestment of
      distributions.............        --                3,391,302
   Cost of shares reacquired....      (18,339,302)      (48,747,757)
                                  -----------------    ------------
   Net decrease in net assets
      from Fund share
      transactions..............       (6,287,904)      (21,229,770)
                                  -----------------    ------------
Total increase (decrease).......          359,614       (27,464,353)
Net Assets
Beginning of period.............       71,660,916        99,125,269
                                  -----------------    ------------
End of period...................    $  72,020,530      $ 71,660,916
                                  -----------------    ------------
                                  -----------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                   PRUDENTIAL NATURAL
(Unaudited)                                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities the terms of which are related to the market value of a natural resource.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange and NASDAQ National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                   PRUDENTIAL NATURAL
(Unaudited)                                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, capital gains and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net investment loss and decrease accumulated net realized loss on investments by $19,942 for realized foreign currency losses during the six months ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended November 30, 1999.

PIMS has advised the Fund that it has received approximately $11,300 and $900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended November 30, 1999, it received approximately $61,100 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. The Fund did not borrow any amounts pursuant to the agreement during the six months ended November 30, 1999. The purpose
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                   PRUDENTIAL NATURAL
(Unaudited)                                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------
of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended November 30, 1999, the Fund incurred fees of approximately $69,300 for the services of PMFS. As of November 30, 1999, approximately $11,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 1999 aggregated $9,999,954 and $16,828,021, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $68,571,039 and accordingly, net unrealized depreciation for federal income tax purposes was $3,234,475 (gross unrealized appreciation--$21,068,419 gross unrealized depreciation--$17,833,944).

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 1999 of approximately $7,114,200 which expires in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund elected to treat net capital losses of approximately $4,705,600 incurred in the seven month period ended May 31, 1999 as having occurred in the current fiscal year.

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended November 30, 1999:
Shares sold........................      453,185    $  5,861,403
Shares reacquired..................     (702,369)     (8,841,298)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (249,184)     (2,979,895)
Shares issued upon conversion from
  Class B..........................       96,020       1,212,562
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (153,164)   $ (1,767,333)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1999:
Shares sold........................      595,520    $  6,039,951
Shares issued in reinvestment of
  distributions....................      117,039       1,054,518
Shares reacquired..................   (1,206,598)    (12,234,768)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (494,039)     (5,140,299)
Shares issued upon conversion from
  Class B..........................      169,618       1,677,347
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (324,421)   $ (3,462,952)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Six months ended November 30, 1999:
Shares sold........................      345,576    $  4,067,846
Shares reacquired..................     (674,737)     (7,871,003)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (329,161)     (3,803,157)
Shares reacquired upon conversion
  into Class A.....................     (104,141)     (1,212,562)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (433,302)   $ (5,015,719)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                   PRUDENTIAL NATURAL
(Unaudited)                                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1999:
Shares sold........................      649,331    $  6,053,519
Shares issued in reinvestment of
  distributions....................      264,592       2,209,341
Shares reacquired..................   (2,613,295)    (24,183,084)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,699,372)    (15,920,224)
Shares reacquired upon conversion
  into Class A.....................     (182,448)     (1,677,347)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,881,820)   $(17,597,571)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Six months ended November 30, 1999:
Shares sold........................       24,490    $    283,713
Shares reacquired..................      (22,582)       (264,790)
                                      ----------    ------------
Net increase in shares
  outstanding......................        1,908    $     18,923
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1999:
Shares sold........................       52,891    $    495,995
Shares issued in reinvestment of
  distributions....................        8,206          68,521
Shares reacquired..................      (80,079)       (735,284)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (18,982)   $   (170,768)
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Six months ended November 30, 1999:
Shares sold........................      144,217    $  1,838,436
Shares reacquired..................     (106,726)     (1,362,211)
                                      ----------    ------------
Net increase in shares
  outstanding......................       37,491    $    476,225
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1999:
Shares sold........................      992,042    $ 11,537,220
Shares issued in reinvestment of
  distributions....................        6,482          58,922
Shares reacquired..................   (1,005,635)    (11,594,621)
                                      ----------    ------------
Net decrease in shares
  outstanding......................       (7,111)   $      1,521
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       11

Financial Highlights (Unaudited)           PRUDENTIAL NATURAL
(Unaudited)                                RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class A
                                            ------------------------------------------------------------------------
                                             Six months
                                               ended                           Year Ended May 31,
                                            November 30,     -------------------------------------------------------
                                              1999(a)        1999(a)     1998(a)     1997(a)      1996       1995(a)
                                            ------------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  11.33       $ 11.69     $ 16.27     $ 17.34     $ 13.73     $ 12.55
                                                ------       -------     -------     -------     -------     -------
Income from investment operations
Net investment loss.....................          (.01)         (.05)       (.08)       (.07)       (.01)       (.03)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................          1.10           .20       (2.33)        .94        4.42        1.21
                                                ------       -------     -------     -------     -------     -------
   Total from investment operations.....          1.09           .15       (2.41)        .87        4.41        1.18
                                                ------       -------     -------     -------     -------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................        --             --          (2.17)      (1.94)       (.80)      --
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................        --              (.51)      --          --          --          --
                                                ------       -------     -------     -------     -------     -------
Total distributions.....................        --              (.51)      (2.17)      (1.94)       (.80)      --
                                                ------       -------     -------     -------     -------     -------
Net asset value, end of period..........      $  12.42       $ 11.33     $ 11.69     $ 16.27     $ 17.34     $ 13.73
                                                ------       -------     -------     -------     -------     -------
                                                ------       -------     -------     -------     -------     -------
TOTAL RETURN(b):........................          9.62%         2.41%     (14.41)%      5.37%      33.51%       9.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $ 24,332       $23,930     $28,491     $47,054     $32,608     $19,682
Average net assets (000)................      $ 26,389       $22,683     $37,933     $40,393     $23,106     $10,791
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.50%(c)      1.79%       1.55%       1.48%       1.57%       1.73%
   Expenses, excluding distribution
      fees..............................          1.25%(c)      1.54%       1.30%       1.23%       1.32%       1.48%
Net investment loss.....................          (.12)%(c)     (.53)%      (.54)%      (.43)%      (.09)%      (.25)%
For Class A, B, C and Z shares:
Portfolio turnover......................            13%           16%         25%         53%         41%         36%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                         PRUDENTIAL NATURAL
(Unaudited)                                  RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class B
                                            --------------------------------------------------------------------------
                                             Six months
                                               ended                            Year Ended May 31,
                                            November 30,     ---------------------------------------------------------
                                              1999(a)        1999(a)     1998(a)     1997(a)        1996       1995(a)
                                            ------------     -------     -------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  10.46       $ 10.92     $ 15.46     $  16.70     $  13.35     $ 12.29
                                                ------       -------     -------     --------     --------     -------
Income from investment operations
Net investment loss.....................          (.05)         (.12)       (.17)        (.19)        (.10)       (.13)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................          1.01           .17       (2.20)         .89         4.25        1.19
                                                ------       -------     -------     --------     --------     -------
   Total from investment operations.....           .96           .05       (2.37)         .70         4.15        1.06
                                                ------       -------     -------     --------     --------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................        --             --          (2.17)       (1.94)        (.80)      --
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................        --              (.51)      --           --           --          --
                                                ------       -------     -------     --------     --------     -------
Total distributions.....................        --              (.51)      (2.17)       (1.94)        (.80)      --
                                                ------       -------     -------     --------     --------     -------
Net asset value, end of period..........      $  11.42       $ 10.46     $ 10.92     $  15.46     $  16.70     $ 13.35
                                                ------       -------     -------     --------     --------     -------
                                                ------       -------     -------     --------     --------     -------
TOTAL RETURN(b):........................          9.18%         1.64%     (14.96)%       4.51%       32.49%       8.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $ 43,695       $44,533     $67,029     $111,464     $113,090     $80,774
Average net assets (000)................      $ 46,940       $48,644     $86,864     $107,361     $ 84,396     $74,681
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          2.25%(c)      2.54%       2.30%        2.23%        2.32%       2.48%
   Expenses, excluding distribution
      fees..............................          1.25%(c)      1.54%       1.30%        1.23%        1.32%       1.48%
Net investment loss.....................          (.89)%(c)    (1.28)%     (1.28)%      (1.18)%       (.84)%     (1.05)%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                          PRUDENTIAL NATURAL
(Unaudited)                                   RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class C
                                            --------------------------------------------------------------------------
                                                                                                            August 1,
                                             Six months                                                      1994(d)
                                               ended                     Year Ended May 31,                  Through
                                            November 30,     ------------------------------------------      May 31,
                                              1999(a)        1999(a)     1998(a)     1997(a)      1996       1995(a)
                                            ------------     -------     -------     -------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $10.46        $10.92      $15.46      $16.70      $13.35       $12.47
                                                -----        -------     -------     -------     ------        -----
Income from investment operations
Net investment loss.....................         (.05)         (.12 )      (.18 )      (.19 )      (.10)        (.13)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................         1.01           .17       (2.19 )       .89        4.25         1.01
                                                -----        -------     -------     -------     ------        -----
   Total from investment operations.....          .96           .05       (2.37 )       .70        4.15          .88
                                                -----        -------     -------     -------     ------        -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................       --              --         (2.17 )     (1.94 )      (.80)       --
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................       --              (.51 )      --          --          --          --
                                                -----        -------     -------     -------     ------        -----
Total distributions.....................       --              (.51 )     (2.17 )     (1.94 )      (.80)       --
                                                -----        -------     -------     -------     ------        -----
Net asset value, end of period..........       $11.42        $10.46      $10.92      $15.46      $16.70       $13.35
                                                -----        -------     -------     -------     ------        -----
TOTAL RETURN(b):........................         9.18%         1.64 %    (14.96 )%     4.51 %     32.49%        7.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $1,735        $1,568      $1,844      $2,542      $1,551         $606
Average net assets (000)................       $1,832        $1,490      $2,060      $2,041        $734         $294
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         2.25%(c)      2.54 %      2.30 %      2.23 %      2.32%        2.56%(c)
   Expenses, excluding distribution
      fees..............................         1.25%(c)      1.54 %      1.30 %      1.23 %      1.32%        1.56%(c)
Net investment loss.....................         (.88)%(c)    (1.28 )%    (1.35 )%    (1.18 )%     (.84)%      (1.08)%(c)

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                         PRUDENTIAL NATURAL
(Unaudited)                                  RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class Z
                                            ------------------------------------------------------
                                                                                     September 16,
                                             Six months                                 1996(d)
                                               ended         Year Ended May 31,         Through
                                            November 30,     -------------------        May 31,
                                              1999(a)        1999(a)     1998(a)        1997(a)
                                            ------------     -------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $11.42        $11.76      $16.30         $ 17.08
                                                -----        -------     -------          -----
Income from investment operations
Net investment loss.....................          .01          (.03 )      (.05 )          (.03)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................         1.11           .20       (2.32 )          1.19
                                                -----        -------     -------          -----
   Total from investment operations.....         1.12           .17       (2.37 )          1.16
                                                -----        -------     -------          -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................       --              --         (2.17 )         (1.94)
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................       --              (.51 )      --            --
                                                -----        -------     -------          -----
Total distributions.....................       --              (.51 )     (2.17 )         (1.94)
                                                -----        -------     -------          -----
Net asset value, end of period..........       $12.54        $11.42      $11.76         $ 16.30
                                                -----        -------     -------          -----
TOTAL RETURN(b):........................         9.81%         2.56 %    (14.12 )%         7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $2,259        $1,630      $1,761         $ 3,140
Average net assets (000)................       $2,357        $1,381      $2,581         $   994
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         1.25%(c)      1.54 %      1.30 %          1.23%(c)
   Expenses, excluding distribution
      fees..............................         1.25%(c)      1.54 %      1.30 %          1.23%(c)
Net investment loss.....................          .17%(c)      (.30 )%     (.33 )%         (.18)%(c)

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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Class    NASDAQ      Cusip
  A      PGNAX     743970105
  B      PRGNX     743970204
  C       --       743970303
  Z       --       743970402  MF135E2